UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 28, 2006
                                                 -------------------------------


            Securitized Asset Backed Receivables LLC Trust 2006-HE2
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                         (Exact name of issuing entity)


                    Securitized Asset Backed Receivables LLC
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              (Exact name of depositor as specified in its charter)


                               Sutton Funding LLC
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               (Exact name of sponsor as specified in its charter)


     Delaware                 333-130543-07                   37-1472598
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(State or other         (Commission File Number     (IRS Employer Identification
 jurisdiction             of issuing entity)             No. of depositor)
of incorporation
of depositor)

    200 Park Avenue, New York, New York                         10166
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(Address of principal executive offices of depositor)  (Zip Code of depositor)


Depositor's telephone number, including area code  (212) 412-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

      On September 28, 2006, Securitized Asset Backed Receivables LLC (the "Depositor") caused the issuance of the Securitized Asset Backed Receivables LLC Trust 2006-HE2 Mortgage Pass-Through Certificates, Series 2006-HE2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Fremont Investment & Loan, as a responsible party, NC Capital Corporation, as a responsible party, Aegis Mortgage Corporation, as a responsible party, HomEq Servicing Corporation, as servicer, and Wells Fargo Bank, National Association, as trustee. The Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $677,536,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of September 26, 2006, by and between the Depositor and the Underwriter.

      In connection with the issuance and sale to the Underwriter of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
             -------------------------------------------------------------------

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of September 28, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of September 28, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 28, 2006               SECURITIZED ASSET BACKED RECEIVABLES LLC



                                       By:  /s/ Paul Menefee
                                          --------------------------------------
                                          Name:  Paul Menefee
                                          Title: Director

                                INDEX TO EXHIBITS
                                -----------------



Item  601(a)  of
Regulation S-K                                                   Paper (P) or
Exhibit No.               Description                            Electronic (E)
----------------          -----------                            --------------

5                         Legality Opinion of Cadwalader,             (E)
                          Wickersham & Taft LLP, dated as
                          of September 28, 2006.

8                         Tax Opinion of Cadwalader, Wickersham       (E)
                          & Taft LLP, dated as of September 28,
                          2006 (included as part of Exhibit 5).

23                        Consent of Cadwalader, Wickersham &         (E)
                          Taft LLP (included as part of Exhibit 5).